SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: June 02, 2015 (Date of earliest event reported)

Commission File No.: 0-25969

RADIO ONE, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	52-1166660 (I.R.S. Employer Identification No.)

1010 Wayne Avenue
14th Floor
Silver Spring, Maryland 20910
(Address of principal executive offices)

(301) 429-3200
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

    The following proposals were submitted to the stockholders at the 2015 Annual Meeting of Stockholders held on June 2, 2015 (“Annual Stockholders Meeting”):

•	The election of Terry L. Jones and Brian W. McNeill as Class A directors to serve until the 2016 annual meeting of stockholders or until their successors are duly elected and qualified.

•
The election of Catherine L. Hughes, Alfred C. Liggins, III, D. Geoffrey Armstrong, Ronald E. Blaylock and Dennis A. Miller as directors to serve until the 2016 annual meeting of stockholders or until their successors are duly elected and qualified.

•
Approval of the 2014 compensation awarded to named executive officers, including (i) potential bonus compensation, although none was paid to the named executive officers for the fiscal year ended December 31, 2014 and (ii) the compensation to the named executive officers under their new terms of employment.

•	Approval of amendment of the Amended and Restated 2009 Stock Plan to increase the number of Class D shares available for grant.
•	The ratification of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015.

    For more information about the foregoing proposals, see our proxy statement dated April 23, 2015, the relevant portions of which are incorporated herein by reference. To be elected, each Class A director nominee must receive the affirmative vote of a plurality of the votes cast by the holders of the Class A common stock.  Each Class B director nominees are elected by the holders of Class A common stock and Class B common stock voting together as a single class but each share of Class A common stock is entitled to one vote and each share of Class B common stock is entitled to ten votes.  Members of our board of directors are elected by a plurality of votes cast.  This means that the nominees that received the most votes cast were elected to the board, even if they did not receive a majority of votes cast. At the close of business on April 14, 2015, there were 2,173,851 shares outstanding of our Class A common stock and 2,861,843 outstanding shares of our Class B common stock.  Accordingly, a total of 30,792,281 votes could be cast at the meeting.  Class C and Class D common stock were not entitled to vote on any proposal presented at the meeting.

    The number of votes cast for and against and the number of abstentions and non-votes with respect to each matter voted upon are set forth below:

Board of Director Election Results

Class A Director Nominee	Votes For	Votes Withheld	Non-Votes
Terry L. Jones	166,558	11,713	1,653,778
Brian W. McNeill	166,495	11,776	1,653,778
Class B Director Nominee	Votes For	Votes Withheld	Non-Votes
Catherine L. Hughes	28,664,617	132,084	1,653,778
Alfred C. Liggins, III	28,664,430	132,271	1,653,778
D. Geoffrey Armstrong	28,785,213	11,488	1,653,778
Ronald E. Blaylock	28,785,213	11,488	1,653,778
Dennis A. Miller	28,785,173	11,528	1,653,778

    The seven nominees were elected to the Board of Directors and will serve as directors until our next annual meeting or until their respective successors are elected and qualified.

Approval of 2014 Compensation Awarded to Named Executive Officers

    The results of the voting were votes 28,762,798 for, 29,714 votes against, 4,189 abstentions, and 1,653,778 non-votes. The 2014 compensation awarded to Radio One’s named executive officers, including (i) potential bonus compensation, although none was paid to the named executive officers for the fiscal year ended December 31, 2014 and (ii) the compensation to the named executive officers under their new terms of employment, was approved.

Approval of amendment of the Amended and Restated 2009 Stock Plan to increase the number of Class D shares available for grant

    The results of the voting included 28,657,414 votes for, 139,196 votes against, 91 abstentions, and 1,653,778 non-votes.  The amendment was approved.

Ratification of Ernst & Young LLP as Radio One’s independent registered public accounting firm

    The results of the voting included 30,395,623 votes for, 15,055 votes against, and 39,801 votes abstained. The appointment was ratified.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RADIO ONE, INC.
/s/ Peter D. Thompson
June 05, 2015	Peter D. Thompson
Chief Financial Officer and Principal Accounting Officer